SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 17, 2005

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            OTHER EVENTS

In connection with its agreement to acquire certain assets related to Abbott Laboratories’ Determine®/DainaScreen® rapid diagnostic business (“Determine”), Inverness Medical Innovations, Inc. (the “Company”) is making available certain financial statements and pro forma financial information which is required to be incorporated into the Company’s registration statement on Form S-3 filed on April 29, 2005.

The Company’s acquisition of Determine has not yet been consummated and remains subject to customary closing conditions.  The acquisition is anticipated to close on June 30, 2005.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

a)                                      FINANCIAL STATEMENTS OF A BUSINESS TO BE ACQUIRED

The audited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of February 28, 2005 and November 30, 2004 and 2003, and the related statements of net sales in excess of expenses for the three month period ended February 28, 2005 and the years ended November 30, 2004, 2003 and 2002 are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.

The above described financial statements constitute less than a full set of financial statements.  Determine is neither a legal entity nor has it historically been operated as a separate business and, except for the above described financial statements, no separate financial statements for Determine have been prepared or audited.  The assets and liabilities associated with Determine are components of a significantly larger business and, as a result, separate statements of operations and separate asset and liability accounts for Determine have not historically been maintained.  Because separate statements of operations and separate asset and liability accounts have not been historically maintained, it is impracticable to prepare a full carve-out balance sheet for Determine and, alternatively, a statement of net assets sold has instead been presented.  The statements of net sales in excess of expenses for the periods indicated above reflect all costs directly involved with the revenue producing activities of Determine and exclude only costs not directly associated or objectively allocable, such as corporate overhead, interest and taxes.

b)                                     PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2005, and the related unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the three month period ended March 31, 2005, all giving pro forma effect to the Company’s acquisition of the Determine/DainaScreen assets of Abbott’s rapid diagnostic business, are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

c)                                      EXHIBITS

The following exhibits are filed with this document.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1

Audited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of February 28, 2005 and November 30, 2004 and 2003, and the related statements of net sales in excess of expenses for the three month period ended February 28, 2005 and the years ended November 30, 2004, 2003 and 2002

99.2

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2005, and the related unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the three month period ended March 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

Dated: June 17, 2005

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1

Audited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of February 28, 2005 and November 30, 2004 and 2003, and the related statements of net sales in excess of expenses for the three month period ended February 28, 2005 and the years ended November 30, 2004, 2003 and 2002

99.2

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2005, and the related unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the three month period ended March 31, 2005